Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, David J. Corkins, Principal Executive Officer and President of Meridian Fund, Inc.® (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 7, 2025	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

I, Katie Jones, Principal Financial Officer and Treasurer of Meridian Fund, Inc.® (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 7, 2025	/s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer